~~______________________________________________________________________________________________________~~
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
_______________________________
FORM 8-K
_______________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): May 2, 2024
_______________________________
Anywhere Real Estate Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35674	20-8050955
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
_______________________________
Anywhere Real Estate Group LLC
(Exact Name of Registrant as Specified in its Charter)

Delaware	333-148153	20-4381990
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
_______________________________
175 Park Avenue
Madison, NJ 07940
(Address of principal executive offices) (Zip Code)
(973) 407-2000
(Registrant’s telephone number, including area code)
None
(Former name or former address if changed since last report)
_______________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Anywhere Real Estate Inc.	Common Stock, par value $0.01 per share	HOUS	New York Stock Exchange
Anywhere Real Estate Group LLC	None	None	None
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐
~~______________________________________________________________________________________________________~~

Item 5.07.	Submission of Matters to a Vote of Security Holders.
On May 2, 2024, Anywhere Real Estate Inc. (the "Company") held its 2024 Annual Meeting of Stockholders (the “2024 Annual Meeting”). At the close of business on March 6, 2024, the record date of the 2024 Annual Meeting, there were 111,085,164 shares of common stock issued and outstanding. Holders of 103,360,176 shares of common stock were present at the 2024 Annual Meeting, either in person or by proxy, which constituted a quorum for purposes of conducting business at the 2024 Annual Meeting.
At the 2024 Annual Meeting, the following matters were submitted to a vote of stockholders of the Company and the voting results were as follows:
1. Election of Directors: The thirteen nominees named in the Company's definitive proxy statement filed with the Securities and Exchange Commission on March 19, 2024 (the "Proxy Statement") were elected to serve a one-year term expiring at the 2025 Annual Meeting of Stockholders and until their successors are duly elected and qualified, based upon the following votes:

Director Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Fiona P. Dias	90,855,849	3,048,407	28,225	9,427,695
Matthew J. Espe	89,180,058	4,723,300	29,123	9,427,695
V. Ann Hailey	87,639,547	6,265,268	27,666	9,427,695
Bryson R. Koehler	92,999,940	902,690	29,851	9,427,695
Joseph Z. Lenz	93,081,089	822,333	29,059	9,427,695
Duncan L. Niederauer	90,954,668	2,949,062	28,751	9,427,695
Egbert L.J. Perry	91,320,334	2,582,516	29,631	9,427,695
Ryan M. Schneider	92,870,150	1,034,232	28,099	9,427,695
Enrique Silva	90,838,746	3,065,421	28,314	9,427,695
Sherry M. Smith	91,238,918	2,665,567	27,996	9,427,695
Christopher S. Terrill	90,953,247	2,950,129	29,105	9,427,695
Felicia Williams	92,991,346	913,774	27,361	9,427,695
Michael J. Williams	88,116,729	5,786,996	28,756	9,427,695
2. Advisory Vote of the Compensation of our Named Executive Officers: The proposal to approve, on an advisory basis, the compensation of the named executive officers of Anywhere Real Estate Inc., as described in the Proxy Statement, was approved by the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
50,023,840	43,881,932	26,709	9,427,695
3. Ratification of Appointment of Independent Registered Accounting Firm: The appointment of PricewaterhouseCoopers LLP to serve as Anywhere Real Estate Inc.'s independent registered accounting firm for fiscal year 2024 was ratified as follows:

Votes For	Votes Against	Abstentions
99,694,541	2,875,812	789,823

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANYWHERE REAL ESTATE INC.

By:	/s/ Charlotte C. Simonelli
Charlotte C. Simonelli, Executive Vice President, Chief Financial Officer and Treasurer
Date: May 3, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANYWHERE REAL ESTATE GROUP LLC

By:	/s/ Charlotte C. Simonelli
Charlotte C. Simonelli, Executive Vice President, Chief Financial Officer and Treasurer
Date: May 3, 2024